UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2009

Hanover Capital Mortgage Holdings, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Metroplex Drive, Suite 100
Edison, NJ 08817
(732)548-0101
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
N/A
(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     Hanover Capital Mortgage Holdings, Inc. (“HCM”) is a party to a Second Amended and Restated Agreement and Plan of Merger (the “Restated Merger Agreement”), with Walter Industries, Inc. (“Walter”), and its direct wholly-owned subsidiaries, JWH Holding Company, LLC (“JWHHC”) and Walter Investment Management LLC (“Spinco”) (collectively, the “Walter Parties”). The Restated Merger Agreement was entered into in connection with the proposed separation of Walter’s financing business, including certain related insurance businesses, which currently are directly owned by JWHHC, from Walter through a series of transactions culminating in a distribution of the limited liability interests in Spinco to a third party exchange agent on behalf of Walter’s stockholders, and the subsequent merger of Spinco into HCM, with HCM continuing as the surviving corporation.
     On February 17, 2009, HCM and the Walter Parties entered into an amendment to the Restated Merger Agreement (the “Amendment”) to eliminate Walter’s and Spinco’s right to waive certain conditions to closing the merger contemplated by the Restated Merger Agreement relating to receipt by Walter of rulings from the Internal Revenue Service and an opinion from Walter’s accountants in respect of the tax-free nature of the spin-off of Spinco and certain other federal income tax consequences of the proposed spin-off and merger.

Item 8.01	Other Events
     On February 18, 2009, the Company issued a press release announcing that its Registration Statement on Form S-4 was declared effective by the SEC as of February 18, 2009. The Company also announced that it had established a record date of February 17, 2009, for its special meeting of stockholders to be held on April 15, 2009 to approve the merger and other related transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information furnished in this section of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section; nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
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     The foregoing descriptions of the merger and the Restated Merger Agreement, including the Amendment and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the terms and conditions of the Restated Merger Agreement and the Amendment, which are filed as Exhibits 2.1 and 2.2 hereto, and incorporated into this report by reference.
     All stockholders of HCM are urged to read the Restated Merger Agreement and the Amendment carefully and in their entirety. The Restated Merger Agreement and the Amendment have been incorporated by reference to provide you with information regarding their terms. They are not intended to provide any other factual information about HCM, Walter, JWHHC or

Spinco. Such information can be found elsewhere in the public filings that each of HCM and Walter makes with the SEC, which are available without charge at www.sec.gov. In addition, documents filed by HCM with the SEC may be obtained free of charge by requesting them in writing from HCM by directing a written request to: Hanover Capital Mortgage Holdings, Inc., 200 Metroplex Drive, Suite 100, Edison, NJ 08817.
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     Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the proposed merger and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. There can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all. Investors and security holders may obtain free copies of documents filed by HCM and Walter with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by HCM at www.hanovercapitalholdings.com and by Walter at www.walterind.com. Neither HCM nor Walter assumes any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.
     Additional Information and Where to Find It. This communication is being made in respect of the proposed merger transaction involving Spinco and HCM. In connection with the proposed merger and certain related transactions, HCM filed a registration statement on Form S-4, as amended, containing a preliminary proxy statement/prospectus with the SEC, and HCM will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FINAL PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of HCM and Walter. Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about HCM and Walter, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, at HCM’s website (http://www.hanovercapitalholdings.com).
     No Offer or Solicitation. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
No.	Note	Description

2.1	(1)	Second Amended and Restated Agreement and Plan of Merger, dated as of February 6, 2009, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc., JWH Holding Company, LLC and Walter Investment Management LLC.

2.2	(2)	Amendment to Second Amended and Restated Agreement and Plan of Merger dated as of February 17, 2009, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc., JWH Holding Company, LLC and Walter Investment Management LLC.

99.1		Press Release, dated February 18, 2009, of Hanover Capital Mortgage Holdings, Inc.

(1)	Incorporated herein by reference to Exhibit 2 of Amendment No. 2 to Hanover Capital Mortgage Holdings, Inc.’s Registration Statement on Form S-4, SEC File No. 333-155091, as filed with the SEC on February 6, 2009.

(2)	Incorporated herein by reference to Exhibit 2.2 of Amendment No. 4 to Hanover Capital Mortgage Holdings, Inc.’s Registration Statement on Form S-4, SEC File No. 333-155091, as filed with the SEC on February 17, 2009.
[signature on following page]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: February 20, 2009	By:	/s/ Harold F. McElraft
		Name:	Harold F. McElraft
		Title:	CFO and Treasurer

INDEX TO EXHIBITS

Exhibit
No.	Note	Description

2.1	(1)	Second Amended and Restated Agreement and Plan of Merger, dated as of February 6, 2009, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc., JWH Holding Company, LLC and Walter Investment Management LLC.

2.2	(2)	Amendment to Second Amended and Restated Agreement and Plan of Merger dated as of February 17, 2009, by and among Hanover Capital Mortgage Holdings, Inc., Walter Industries, Inc., JWH Holding Company, LLC and Walter Investment Management LLC.

99.1		Press Release, dated February 18, 2009, of Hanover Capital Mortgage Holdings, Inc.

(1)	Incorporated herein by reference to Exhibit 2 of Amendment No. 2 to Hanover Capital Mortgage Holdings, Inc.’s Registration Statement on Form S-4, SEC File No. 333-155091, as filed with the SEC on February 6, 2009.

(2)	Incorporated herein by reference to Exhibit 2.2 of Amendment No. 4 to Hanover Capital Mortgage Holdings, Inc.’s Registration Statement on Form S-4, SEC File No. 333-155091, as filed with the SEC on February 17, 2009.